Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 471,155,354.87
Previously Paid Amount	72,046.38
Total Fee Amount	72,133.89
Total Offset Amount	0
Net Fee	$ 87.51